                               NEWSTAR MEDIA INC.
                             8955 BEVERLY BOULEVARD
                          LOS ANGELES, CALIFORNIA 90048


July 1, 1998

The Chase Manhattan Bank
270 Park Avenue - 37th Floor
New York, New York  10017

Re: Credit, Security, Guaranty and Pledge Agreement, dated as of November 4, 1997 among Dove Entertainment, Inc., the Corporate Guarantors named therein and The Chase Manhattan Bank (as amended, the "Credit Agreement")
         --------------------------------------------------------------

Ladies and Gentlemen:

Pursuant to Section 2.14 of the Credit Agreement referenced above, The Chase Manhattan Bank has issued the following Letters of Credit (the "Guaranteed L/C's"):

L/C Number        Issue Date           Beneficiary                 Amount
----------        ----------           -----------                 ------

5-362650        April 17, 1998         Amwest Surety             US$174,703.11
                                       Insurance Company

5-364581        May 6, 1998            Amwest Surety             US$286,649.00
                                       Insurance Company

Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

NewStar Media Inc., formerly known as Dove Entertainment, Inc. (the "Borrower"), and each of the Individual Guarantors hereby requests that, in consideration of the guaranty by Messrs. Elkes, Gorman and Lightstone of the Borrower's obligations under and with respect to the Guaranteed L/C's as provided below, The Chase Manhattan Bank (the "Lender") consent to the following: (i) for purposes of each Guaranty Agreement, the term "Guaranteed Obligations" exclude the Guaranteed L/C Obligations (as hereinafter defined) and (ii) each Individual Guarantor having no liability under its respective Guaranty Agreement for the Guaranteed L/C Obligations.

As an inducement to the Lender to consent to the foregoing, each of Terrence Elkes, Ken Gorman and Ronald Lightstone (the "L/C Guarantors") agree as follows:


1. The L/C Guarantors, jointly and severally, unconditionally and irrevocably guarantee (the "L/C Guaranty") the due and punctual payment by the Borrower of all of the Borrower's obligations with respect to the Guaranteed L/C's, as and when such shall become due and payable (the "Guaranteed L/C Obligations").

2. In furtherance of the provisions of the L/C Guaranty, and not in limitation of any other right which the Lender may have at law or in equity against the Borrower or any other guarantor of the Guaranteed L/C Obligations, upon failure of the Borrower to pay any of the Guaranteed L/C Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, the L/C Guarantors hereby promise to and will, upon receipt of written demand by the Lender, forthwith pay or cause to be paid to the Lender in cash an amount equal to the unpaid balance of the Guaranteed L/C Obligations then due and payable.

3. The L/C Guarantors, to the extent permitted by applicable law, waive presentation to, demand for payment from and protest to the Borrower and also waive notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate. The obligations of the L/C Guarantors hereunder shall not be affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other guarantor of the Guaranteed L/C Obligations; (ii) any extension or renewal of any provisions of the Guaranteed L/C's; (iii) any recession, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions; (iv) the release, exchange, waiver or foreclosure of any security held by the Lender for the Guaranteed L/C Obligations; or (v) the failure of the Lender to exercise any right or remedy against any other Guarantor of the Guaranteed L/C Obligations.

4. The L/C Guarantors further agree that this guaranty is a continuing guaranty and constitutes a guaranty of performance and of payment when due and not just of collection, and waives, to the extent permitted by applicable law, any right to require that any resort be had by the Lender to any security held for payment of the Guaranteed L/C Obligations or to any balance of any deposit, account or credit on the books of the Lender in favor of the Borrower or any other guarantor or to any other person.

5. The L/C Guarantors hereby expressly assume all responsibilities to remain informed of the financial condition of the Borrower and each other guarantor of the Guaranteed L/C Obligations and the ability of the Borrower to perform under the Guaranteed L/C's.

6. This guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed L/C Obligations or any other instrument evidencing any of the Guaranteed L/C Obligations, or by the existence, validity, enforceability, perfection or extent of any collateral therefor or by any other circumstance relating to the Guaranteed L/C Obligations which might otherwise constitute a defense to the guaranty under this guaranty.

7. The obligation of the L/C Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than payment of the Guaranteed L/C Obligations) or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed L/C Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the L/C Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Lenders to assert any claim or demand or to enforce any remedy with respect to the Guaranteed L/C's, by any waiver or modification of any provision thereof, by any default, failure, or delay, willful or otherwise, in the performance of the Guaranteed L/C Obligations, or by any other act or thing, or omission or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the L/C Guarantors or would otherwise operate as a discharge of the L/C Guarantors as a matter of law, unless and until the Guaranteed L/C Obligations are paid in full.

8. The L/C Guarantors further agree that the guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed L/C Obligation is rescinded or must otherwise be restored by the Lender upon the bankruptcy or other reorganization of the Borrower or any other guarantor of the Guaranteed L/C Obligations or otherwise.

9. To the extent of payments received by the Lender from the L/C Guarantors on the Guaranteed L/C Obligations, the L/C Guarantors shall be subrogated to the rights of the Lenders to receive payments or distributions of cash, property or securities of the Borrower applicable to the Guaranteed L/C Obligations; provided, that all such rights of subrogation shall be subordinated and junior in right of payment to the prior payment in full of all Obligations to the Lender.

10. The provisions of Sections 2 and 4.1 through 4.9, inclusive, of the Guaranty Agreements of Messrs. Elkes, Gorman and Lightstone are incorporated by reference herein with regard to the Guaranteed L/C Obligations as if set forth in their entirety therein.

Each of the Individual Guarantors, Media Equities International LLC ("MEI") and the Lender hereby agree that upon the release of the Guaranteed L/C Obligations from the Guaranty Agreements in accordance herewith, the Borrower may request a Loan under the Credit Agreement in an amount equal to the L/C Exposure of the Guaranteed L/C's and no further approval for the making of such Loan shall be required by any Individual Guarantor, MEI or the Lender, including, without limitation, approval under Section 2.2(c) of the Credit Agreement, any Guaranty Agreement or any agreement between or among the Individual Guarantors.

By signing where indicated below, the Lender hereby agrees to the consent requested above.


Sincerely,
                                         /s/ TERRENCE A. ELKES
NEWSTAR MEDIA INC.                      ----------------------------------------
DOVE FOUR POINT, INC.                   Terrence A. Elkes
DOVE ENTERTAINMENT, INC.
DOVE AUDIO, INC.
NEWSTAR WORLDWIDE INC.                   /s/ KENNETH F. GORMAN
                                        ----------------------------------------
                                        Kenneth F. Gorman

By  /S/ NEIL TOPHAM
   ----------------------------------
     Neil Topham
     Vice President and Chief
     Financial Officer

                                         /S/ RON LIGHTSTONE
                                        ----------------------------------------
                                        Ronald Lightstone


                                         /S/ JACK HEALY
                                        ----------------------------------------
                                        Jack Healy


                                         /S/ BRUCE MAGGIN
                                        ----------------------------------------
                                        Bruce Maggin


MEDIA EQUITIES INTERNATIONAL, LLC


By: /S/ RON LIGHTSTONE
   -----------------------------------
   Name: Ronald Lightstone
   Title: Partner


AGREED AND ACKNOWLEDGED

THE CHASE MANHATTAN BANK


By: /s/ JOHN J. HUBER
   -----------------------------------
   Name: John J. Huber III
   Title: Managing Director